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Exhibit 99.2

Q2 2023

Management Report

August 8, 2023

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Contents

■	Q2 2023 Results

–  Overview

–  Key Financial & Operating Metrics

–  Revenue by Geographic Area

■	Q2 2023 Non-GAAP Results

–  Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

–  Reconciliation of GAAP to Non-GAAP Spending by Function

■	Related Information

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions’ Second Quarter 2023 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management’s current views of the Company’s financial and operational performance and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

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PDF Solutions Reports Second Quarter 2023 Results

Q2 2023 Key Metrics	financial results Summary
Revenue: $41.6M
GAAP Gross Margin: 70%

■    Q2 2023 Total revenues of $41.6M, up 2% over Q1 2023, and up 20% over Q2 2022.

■    Q2 2023 Analytics revenue of $37.1M, up 2% over Q1 2023, and up 19% over Q2 2022.

■    Q2 2023 Integrated yield ramp revenue of $4.5M, up 1% over Q1 2023, and up 26% over Q2 2022.

Non-GAAP Gross Margin: 74%
GAAP Diluted EPS: $0.17
Non-GAAP Diluted EPS: $0.19
Operating Cash Flow: ($5.6M)
Cash Used for Capital Expenditures: $3.1M

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Key Financial & Operating Metrics – Quarterly

(in thousands, except share data, which is in millions, and percentages)

	Q2’23	Q1’23	Q4’22	Q3’22	Q2’22
Revenues	$ 41,601	$ 40,759	$ 40,523	$ 39,860	$ 34,668
GAAP Gross Margin	70%	71%	71%	69%	65%
Non-GAAP Gross Margin	74%	75%	74%	72%	69%
Outstanding Debt	$ -	$ -	$ -	$ -	$ -
Operating Cash Flow	($ 5,633)	($ 982)	$ 24,275	$ 1,403	$ 3,624
Cash Used for Capital Expenditures (CAPEX)	$ 3,099	$ 2,902	$ 1,725	$ 2,118	$ 2,822
$ Shares Repurchased	$ -	$ -	$ -	$ -	$ 16,693
Weighted Average Common Shares Outstanding	37.9	37.7	37.4	37.2	37.0
Effective Tax Rate Expense (Benefit)	(132)%	52%	55%	37%	821%

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Key Financial & Operating Metrics – Year to Date

(in thousands, except share data, which is in millions, and percentages)

	Six Months Ended June 30,
	2023	2022	2021
Revenues	$ 82,360	$ 68,166	$ 51,619
GAAP Gross Margin	71%	65%	58%
Non-GAAP Gross Margin	74%	69%	63%
Outstanding Debt	$ -	$ -	$ -
Operating Cash Flow	($ 6,615)	$ 6,620	($ 195)
Cash Used for CAPEX	$ 6,001	$ 4,587	$ 1,121
$ Shares Repurchased	$ -	$ 22,471	$ 4,523
Weighted Average Common Shares Outstanding	37.8	37.3	37.0
Effective Tax Rate Expense (Benefit)	(95)%	89%	9%

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Revenue by Geographic Area – Quarterly

(Dollars in thousands)

	Q2’23	Q1’23	Q4’22	Q3’22	Q2’22
United States	$ 22,339	$ 23,274	$ 20,756	$ 18,292	$ 17,086
% of Total	54%	57%	51%	46%	49%
China	$ 7,421	$ 6,956	$ 6,280	$ 9,555	$ 4,539
% of Total	18%	17%	16%	24%	13%
Rest of the world	$ 11,841	$ 10,529	$ 13,487	$ 12,013	$ 13,043
% of Total	28%	26%	33%	30%	38%
Total revenues	$ 41,601	$ 40,759	$ 40,523	$ 39,860	$ 34,668

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Revenue by Geographic Area – Year to Date

(Dollars in thousands)

	Six Months Ended June 30,
	2023	2022	2021
United States	$ 45,613	$ 34,577	$ 20,651
% of Total	55%	51%	40%
China	$ 14,378	$ 8,659	$ 6,028
% of Total	18%	13%	12%
Rest of the world	$ 22,369	$ 24,930	$ 24,940
% of Total	27%	36%	48%
Total revenues	$ 82,360	$ 68,166	$ 51,619

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GAAP / Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP gross profit excludes stock-based compensation expense and the amortization of acquired technology. Non-GAAP net income (loss) excludes the effects of certain non-recurring items, expenses related to an arbitration proceeding for a disputed customer contract, acquisition-related costs, stock-based compensation expense, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjustments for the valuation allowance for deferred tax assets. These non-GAAP financial measures are used by management internally to measure the Company’s profitability and performance. PDF Solutions’ management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company’s ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of expenses related to an arbitration proceeding for a disputed customer contract, and acquisition related costs) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company’s financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income

Quarterly	(in thousands, except for per share amounts)

	Q2’23	Q1’23	Q4’22	Q3’22	Q2’22

GAAP net income (loss)	$ 6,835	$ 355	$ 483	$ 1,385	($ 1,147)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	4,678	4,884	5,088	5,136	3,872
Amortization of acquired technology	553	553	553	553	553
Amortization of other acquired intangible assets	326	325	325	318	314
Expenses of arbitration (1)	166	2,133	852	556	36
Acquisition-related costs (2)	176	—	—	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (3)	(5,238)	(980)	98	(373)	664
Non-GAAP net income	$ 7,496	$ 7,270	$ 7,399	$ 7,575	$ 4,292
GAAP net income (loss) per diluted share	$ 0.17	$ 0.01	$ 0.01	$ 0.04	($ 0.03)
Non-GAAP net income per diluted share	$ 0.19	$ 0.19	$ 0.19	$ 0.20	$ 0.11
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	39,076	38,859	38,276	38,054	37,028
Weighted average common shares used in Non-GAAP net income per diluted share calculation	39,076	38,859	38,276	38,054	37,615

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the three months ended June 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.
(3)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)

Year to Date	(in thousands, except for per share amounts)

	Six Months Ended June 30,
	2023	2022	2021
GAAP net income (loss)	$ 7,190	($ 5,297)	($ 12,081)
Adjustments to reconcile GAAP net income (loss) to non-GAAP net income:
Stock-based compensation expense	9,562	9,425	6,111
Amortization of acquired technology	1,106	1,106	1,071
Amortization of other acquired intangible assets	651	628	628
Expenses of arbitration (1)	2,299	487	853
Acquisition-related costs (2)	176	—	—
Tax impact of valuation allowance for deferred tax assets and reconciling items (3)	(6,218)	1,601	1,218
Non-GAAP net income (loss)	$ 14,766	$ 7,950	($ 2,200)
GAAP net income (loss) per diluted share	$ 0.19	($ 0.14)	($ 0.33)
Non-GAAP net income (loss) per diluted share	$ 0.38	$ 0.21	($ 0.06)
Weighted average common shares used in GAAP net income (loss) per diluted share calculation	38,968	37,316	36,989
Weighted average common shares used in Non-GAAP net income (loss) per diluted share calculation	38,968	38,096	36,989

(1)	Represents expenses related to an arbitration proceeding over a disputed customer contract, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to the business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the six months ended June 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.
(3)	The difference between the GAAP and non-GAAP income tax provisions is primarily due to the valuation allowance on a GAAP basis and non-GAAP adjustments. For example, on a GAAP basis, the Company does not receive a deferred tax benefit for foreign tax credits or research and development credits after the valuation allowance. The Company’s non-GAAP tax rate and resulting non-GAAP tax expense is not calculated with a full U.S. federal or state valuation allowance due to the Company’s cumulative non-GAAP income and management’s conclusion that it is more likely than not to utilize its net deferred tax assets (DTAs). Each reporting period, management evaluates the need for a valuation allowance and may place a valuation allowance against its U.S. net DTAs on a non-GAAP basis if it concludes it is more likely than not that it will not be able to utilize some or all of its US DTAs on a non-GAAP basis.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Quarterly

	(in thousands)
	Q2’23	Q1’23	Q4’22	Q3’22	Q2’22
Cost of Revenue - GAAP	$ 12,369	$ 11,904	$ 11,791	$ 12,545	$ 12,042
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(938)	(964)	(737)	(854)	(655)
Amortization of acquired technology	(553)	(553)	(553)	(553)	(553)
Cost of Revenue - Non-GAAP	$ 10,878	$ 10,387	$ 10,501	$ 11,138	$ 10,834

Research & Development - GAAP	$ 12,264	$ 13,051	$ 14,360	$ 14,303	$ 13,374
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(1,619)	(1,794)	(2,233)	(2,180)	(1,810)
Research & Development - Non-GAAP	$ 10,645	$ 11,257	$ 12,127	$ 12,123	$ 11,564

Selling, General, & Administrative - GAAP	$ 14,766	$ 15,645	$ 12,724	$ 12,005	$ 9,770
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(2,121)	(2,126)	(2,118)	(2,102)	(1,407)
Expenses of arbitration (1)	(166)	(2,133)	(852)	(556)	(36)
Acquisition-related costs (2)	(176)	—	—	—	—
Selling, General, & Administrative - Non-GAAP	$ 12,303	$ 11,386	$ 9,754	$ 9,347	$ 8,327

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the three months ended June 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.

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Reconciliation of GAAP to Non-GAAP Spending by Function

Year to Date

	(in thousands)
	Six Months Ended June 30,
	2023	2022	2021
Cost of Revenue - GAAP	$ 24,273	$ 23,571	$ 20,848
Adjustments to reconcile GAAP Cost of Revenue to Non-GAAP Cost of Revenue:
Stock-based compensation expense	(1,902)	(1,383)	(1,190)
Amortization of acquired technology	(1,106)	(1,106)	(1,071)
Cost of Revenue - Non-GAAP	$ 21,265	$ 21,082	$ 18,587

Research & Development - GAAP	$ 25,315	$ 27,463	$ 21,905
Adjustments to reconcile GAAP R&D to Non-GAAP R&D:
Stock-based compensation expense	(3,413)	(4,978)	(2,714)
Research & Development - Non-GAAP	$ 21,902	$ 22,485	$ 19,191

Selling, General, & Administrative - GAAP	$ 30,411	$ 20,609	$ 18,874
Adjustment to reconcile GAAP SG&A to Non-GAAP SG&A:
Stock-based compensation expense	(4,247)	(3,064)	(2,207)
Expenses of arbitration (1)	(2,299)	(487)	(853)
Acquisition-related costs (2)	(176)	—	—
Selling, General, & Administrative - Non-GAAP	$ 23,689	$ 17,058	$ 15,814

(1)	Represents expenses related to an arbitration proceeding over a disputed contract with a customer, which expenses are expected to continue until the arbitration is resolved.
(2)	Acquisition-related costs are incremental expenses related to a business or asset acquisition transaction(s). These expenses may include consulting, legal and other fees. For the six months ended June 30, 2023, the charges were related to the acquisition of Lantern Machinery Analytics, Inc.

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